UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K





                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)

                                February 5, 2004



                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                     1-31299                     06-0865171
        -----------------          -------------------              ------------
(State or other jurisdiction of    (Commission File Number)       (IRS Employer
        incorporation)                                       Identification No.)

                901 Yamato Road, Suite 110, Boca Raton, FL 33431
                ------------------------------------------------
                    (Address of principal executive offices)



               Registrant's telephone number, including area code: 561-322-1300
                                                                   ------------




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Item 7.  Financial Statements and Exhibits.

       (a) Not Applicable.

       (b) Not Applicable.

       (c) Exhibits:

                  99.1         Press Release dated February 5, 2004.

Item 9.  Regulation FD Disclosure.

                  The registrant is attaching a copy of a press release dated February 5, 2004, as Exhibit 99.1.

Limitation on Incorporation by Reference

                  In accordance with General Instruction B.2 of Form 8-K, the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  February 5, 2004               MEDICAL STAFFING NETWORK HOLDINGS, INC.



                                      By:  /s/ Kevin S. Little
                                           --------------------------
                                            Kevin S. Little
                                            Chief Financial Officer

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



                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release dated February 5, 2004.


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